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                                                                      EXHIBIT 10


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 7, 2000, as to the American General Life Insurance Company Separate Account A, and dated March 1, 2000, as to American General Life Insurance Company, in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 33-44745 and 811-1491) of American General Life Insurance Company Separate Account A.



                                       /s/ ERNST & YOUNG LLP
                                       ---------------------



Houston, Texas
March 31, 2000